Exhibit 6


                           UNDERWRITING AGREEMENT FOR
                               CLASS A SHARES OF
                                NORTHSTAR TRUST

                        NORTHSTAR HIGH TOTAL RETURN FUND
                        NORTHSTAR INCOME AND GROWTH FUND
                         NORTHSTAR GROWTH + VALUE FUND
                      NORTHSTAR HIGH TOTAL RETURN FUND II
                       NORTHSTAR INTERNATIONAL VALUE FUND

            AGREEMENT made and entered into by and between NORTHSTAR HIGH TOTAL RETURN FUND, NORTHSTAR INCOME AND GROWTH FUND, NORTHSTAR GROWTH + VALUE FUND, NORTHSTAR HIGH TOTAL RETURN FUND II and NORTHSTAR INTERNATIONAL VALUE FUND (each a "Fund" and collectively the "Funds"), each a series of NORTHSTAR TRUST, a Massachusetts business trust (the "Trust"), and NORTHSTAR DISTRIBUTORS, INC., a Minnesota corporation (the "Underwriter").

            1. Each Fund hereby appoints the Underwriter as its exclusive agent to promote the sale and to arrange for the sale of Class A shares of beneficial interest of each Fund, including both unissued shares and treasury shares, through broker-dealers of otherwise, in all parts of the United States and elsewhere throughout the world. Each Fund agrees to sell and deliver its Class A shares, upon the terms hereinafter set forth, as long as it has unissued and/or treasury Class A shares available for sale.

            (a) Each Fund hereby authorizes the Underwriter, subject to law and the Declaration of Trust, to accept, for the respective account of each Fund, orders for the purchase of its Class A shares, satisfactory to the Underwriter, as of the time of receipt of such orders by the dealer-- or as otherwise described in the Prospectus of the Trust.

            (b) The public offering price of Class A shares shall be the net asset value per share (as determined by each Fund) of the outstanding Class A shares of each Fund. The net asset value shall be regularly determined on every business day as of the time of the regular closing of the New York Stock Exchange and the public offering price based upon such net asset value shall become effective as set forth from time to time in the Trust's Prospectus; such net asset value shall also be regularly determined, and the public offering price based thereon shall become effective, as of such other times for the regular determination of net asset value as may be required or permitted by rules of the National Association of Securities Dealers, Inc. or of the Securities and Exchange Commission. Each Fund shall furnish daily to the Underwriter, with all possible promptness, a detailed computation of net asset value of its Class A shares.

            The public offering price of such shares shall be equal to the net asset value, as described above, plus a commission to be fixed from time to time by the Underwriter not to exceed 6% of the public offering price, except that such price per share may be adjusted to the nearest cent. The Underwriter may fix quantity discounts and other similar terms not inconsistent with the provisions of the Investment Company Act of 1940. The Underwriter shall not impose any commission, permit any quantity discounts or impose any other similar terms in connection with the sale of Class A shares of each Fund except as disclosed in the Prospectus of the Trust.


            (c) The Underwriter shall be entitled to deduct a commission on all Class A shares sold equal to the difference between the public offering price and the net asset value on which such price is based. If any such commission is received by a Fund, it will pay the commission to the Underwriter. Out of such commission, the Underwriter may allow to dealers such concessions as the Underwriter may determine from time to time. Notwithstanding anything in the Agreement, sales may be made at net asset value as provided in the Trust's prospectus.

            2. The Underwriter agrees to devote reasonable time and effort to enlist investment dealers to sell Class A shares of each Fund and otherwise promote the sale and distribution and act as Underwriter for the sale and distribution of the Class A shares of each Fund as such arrangements may profitably be made; but so long as its does so, nothing herein contained shall prevent the Underwriter from entering into similar arrangements with other funds and to engage in other activities. Each Fund reserves the right to issue Class A shares in connection with any merger or consolidation of a Fund with any other investment company or any personal holding company or in connection with offers of exchange exempted from Section 22(d) of the Investment Company Act 1940.

            3. To the extent a Fund shall offer (as set forth in the Trust's Prospectus) to provide physical certificates evidencing ownership of Class A shares, upon receipt by a Fund at its principal place of business of a written order from the Underwriter, together with delivery instructions, the Fund shall, as promptly as practicable, cause certificates for the Class A shares called for in such order to be delivered or credited in such amounts and in such names as shall be specified by the Underwriter, against payment therefor in such manner as may be acceptable to the Fund.

            4. All sales literature and advertisements used by the Underwriter in connection with sales of the Class A shares of each Fund shall be subject to the approval of the respective Fund to which such literature relates. Each Fund authorizes the Underwriter in connection with the sale or arranging for the sale of its Class A shares to give only such information and to make only such statements or representations as are contained in the Prospectus or in sales literature or advertisements approved by each respective Fund or in such financial statements and reports as are furnished to the Underwriter pursuant to paragraph 6 below. The Funds shall not be responsible in any way for any information, statements or representations given or made by the Underwriter or its representatives or agents other than such information, statements and representations.

            5. The Underwriter, as agent of each Fund, is authorized, subject to the direction of each Fund, to accept Class A shares for redemption at prices not in excess of their net asset value, determined as prescribed in the Prospectus of the Trust. Each respective Fund shall reimburse the Underwriter monthly for its out-of-pocket expenses reasonably incurred on behalf of each Fund in carrying out the foregoing authorization, but the Underwriter shall not be entitled to any commissions or other compensation in respect to such redemptions. The Underwriter shall report all redemptions promptly to the respective Funds.

            6. Each Fund shall keep the Underwriter fully informed with regard to its affairs, shall furnish the Underwriter with a certified copy of all financial statements, and a signed copy of each report, prepared by independent public accountants and with such reasonable number of printed copies of each annual and other periodic report of each Fund as the Underwriter may request, and shall cooperate fully in the efforts of the Underwriter to sell and arrange for the sale of its Class A shares and in the performance by the Underwriter of all its duties under this Agreement.

            7. Each Fund will pay or cause to be paid expenses (including counsel fees and disbursements) of any registration of its Class A shares of beneficial interest under, but not limited to, Federal, state or other regulatory authority, fees of filing periodic reports with regulatory bodies and of preparing, setting in type and printing the Prospectus and any amendments thereto prepared for use in connection with the offering of Class A shares of each Fund, for fees and expenses incident to the issuance of Class A shares of beneficial interest, such as the cost of stock certificates (if offered), issuance taxes, fees of the transfer agent, including the cost of preparing and mailing notices to shareholders pertaining to transactions with respect to shareholders' accounts, dividend disbursing agent's costs, including the cost for preparing and mailing notices confirming shares acquired by shareholders pursuant to the reinvestment of dividends and distributions, and the mailing to shareholders of prospectuses, and notices and reports as may be required from time to time by regulatory bodies or for such other purposes, except for purposes of sales by the Underwriter as outlined in paragraph 8 hereof.

            8. The Underwriter shall pay all of its own costs and expenses (other than expenses and costs heretofore deemed payable by the Funds and other than expenses which one or more dealers may bear pursuant to any agreement with the Underwriter) incident to the sale and distribution of the shares issued or sold hereunder including
            (a) expenses of printing copies of the Prospectus to be used in connection with the sale of Class A shares of each Fund at printer's overrun costs; (b) expenses of printing and distributing or disseminating any other literature, advertising or selling aids in connection with the offering of Class A shares for sale (however, the expenses referred to in (a) and (b) do not include expenses incurred in connection with the preparation, printing and distribution of the Prospectus or any report or other communication to shareholders, to the extent that such expenses are necessarily incurred to effect compliance by each Fund with any Federal or state law or other regulatory bodies); and (c) expenses of advertising in connection with such offering; provided, however, that the Underwriter shall not be required to pay for any such expenses to the extent that they are paid pursuant to a Fund's distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

            9. Each Fund agrees to register, from time to time as necessary, additional Class A shares with the Securities & Exchange Commission, State and other regulatory bodies and to pay the related filing fees therefor and to file such amendments, reports and other documents as may be necessary in order that there may be no untrue statement of a material fact in the Registration Statement or Prospectus or that their may be no omission to state a material fact therein necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As used in this Agreement, the term " Registration Statement" shall mean the Registration Statement most recently filed by the Trust with the Securities & Exchange Commission and effective under the Securities Act of 1933, as amended, as such Registration Statement is amended from time to time, and the term "Prospectus" shall mean the most recent form of prospectus authorized by the Trust for use by the Underwriter and by dealers.

            10. This Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the class of outstanding voting securities of each respective Fund or by vote of a majority of the Trustees, acting separately on behalf of each Fund, who are not "interested persons" of the Funds and who have not direct or indirect financial interest in the operation of the Plan or in any agreements.

            11. This Agreement shall terminate automatically in the event of its assignment. The term "assignment" for this purpose shall have the meaning defined in Section 2(a) (4) of the Investment Company Act of 1940.

            12. This Agreement has been approved by the Trustees of the Trust on behalf of the Funds and shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue for successive annual periods, provided that such continuance is specifically approved annually by a majority of the Trustees who are not interested persons of the parties hereto as defined in the Investment Company Act of 1940 and either (a) by vote of the Trustees of the Trust or (b) by vote of a majority or the outstanding voting securities of each Fund, as defined in the Investment Company Act of 1940.

            13. The Declaration of Trust, establishing the Trust, dated August 18, 1993, a copy of which together with all amendments thereto (the "Declaration") is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as trustees, but not individually or personally; and no Trustee, shareholder officer, employee or agent of the Trust and/or the Funds may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with affairs of the Trust, but the Trust property only shall be liable.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized and to become effective as of this 8th day of November, 1993.


            Attest:                                NORTHSTAR TRUST

            By: ________________________           By: ________________________


            Attest:                                NORTHSTAR DISTRIBUTORS, INC.

            By: ________________________           By: ________________________


As Amended:  January 23, 1997

                           UNDERWRITING AGREEMENT FOR
                               CLASS B SHARES OF
                                NORTHSTAR TRUST

                        NORTHSTAR HIGH TOTAL RETURN FUND
                        NORTHSTAR INCOME AND GROWTH FUND
                         NORTHSTAR GROWTH + VALUE FUND
                      NORTHSTAR HIGH TOTAL RETURN FUND II
                       NORTHSTAR INTERNATIONAL VALUE FUND

            AGREEMENT made and entered into by and between NORTHSTAR HIGH TOTAL RETURN FUND, NORTHSTAR INCOME AND GROWTH FUND, NORTHSTAR GROWTH + VALUE FUND, NORTHSTAR HIGH TOTAL RETURN FUND II and NORTHSTAR INTERNATIONAL VALUE FUND (each a "Fund" and collectively the "Funds"), each a series of NORTHSTAR TRUST, a Massachusetts business trust (the "Trust"), and NORTHSTAR DISTRIBUTORS, INC., a Minnesota corporation (the "Underwriter").

            1. Each Fund hereby appoints the Underwriter as its exclusive agent to promote the sale and to arrange for the sale of Class B shares of beneficial interest of each Fund, including both unissued shares and treasury shares, through broker-dealers of otherwise, in all parts of the United States and elsewhere throughout the world. Each Fund agrees to sell and deliver its Class B shares, upon the terms hereinafter set forth, as long as it has unissued and/or treasury Class B shares available for sale.

            (a) Each Fund hereby authorizes the Underwriter, subject to law and the Declaration of Trust, to accept, for the respective account of each Fund, orders for the purchase of its Class B shares, satisfactory to the Underwriter, as of the time of receipt of such orders by the dealer-- or as otherwise described in the Prospectus of the Trust.

            (b) The public offering price of Class B shares shall be the net asset value per share (as determined by each Fund) of the outstanding Class B shares of each Fund. The net asset value shall be regularly determined on every business day as of the time of the regular closing of the New York Stock Exchange and the public offering price shall become effective as set forth from time to time in the Prospectus; such net asset value shall also be regularly determined, and the public offering price shall become effective, as of such other times for the regular determination of net asset value as may be required or permitted by rules of the National Association of Securities Dealers, Inc. or of the Securities and Exchange Commission. Each Fund shall furnish daily to the Underwriter, with all possible promptness, a detailed computation of net asset value of its Class B shares.

            (c) As compensation for providing services under this Agreement, (i) the Underwriter shall receive from each Fund distribution and service fees under the terms and conditions set forth in each respective Distribution Plan for each Fund adopted under Rule 12b-1 under the Investment Company Act of 1940, as amended, as that Plan may be amended from time to time and subject to any further limitations on such fees as the Trustees may impose, and (ii) the Underwriter shall receive from each Fund all contingent deferred sales charges applied on redemption of Class B shares of such Fund. Whether and to what extent a contingent deferred sales charge will be imposed with respect to a redemption shall be determined in accordance with, and in a manner set forth in, the Trust's Prospectus.

            (d) The Underwriter may reallow any or all of the distribution and services fees and contingent deferred sales charges which it is paid under the Agreement to such dealers as the Underwriter may from time to time determine.

            (e) The Underwriter may fix quantity discounts and other similar variances or waivers of the contingent deferred sales charge not inconsistent with the provisions of the Investment Company Act of 1940; provided however, that the Underwriter shall not impose any commission, permit any quantity discount, or impose any other similar waiver or variance in connection with the sale of Class B shares except as disclosed in the Prospectus of the Trust.

            2. The Underwriter agrees to devote reasonable time and effort to enlist investment dealers to sell Class B shares of each Fund and otherwise promote the sale and distribution and act as Underwriter for the sale and distribution of the Class B shares of each Fund as such arrangements may profitably be made; but so long as its does so, nothing herein contained shall prevent the Underwriter from entering into similar arrangements with other funds and to engage in other activities. Each Fund reserves the right to issue Class B shares in connection with any merger or consolidation of a Fund with any other investment company or any personal holding company or in connection with offers of exchange exempted from Section 22(d) of the Investment Company Act 1940.

            3. To the extent a Fund shall offer (as set forth in the Trust's Prospectus) to provide physical certificates evidencing ownership of Class B shares, upon receipt by a Fund at its principal place of business of a written order from the Underwriter, together with delivery instructions, the Fund shall, as promptly as practicable, cause certificates for the Class B shares called for in such order to be delivered or credited in such amounts and in such names as shall be specified by the Underwriter, against payment therefor in such manner as may be acceptable to the Fund.

            4. All sales literature and advertisements used by the Underwriter in connection with sales of the Class B shares of each Fund shall be subject to the approval of the respective Fund to which such literature relates. Each Fund authorizes the Underwriter in connection with the sale or arranging for the sale of its Class B shares to give only such information and to make only such statements or representations as are contained in the Prospectus or in sales literature or advertisements approved by each respective Fund or in such financial statements and reports as are furnished to the Underwriter pursuant to paragraph 6 below. The Funds shall not be responsible in any way for any information, statements or representations given or made by the Underwriter or its representatives or agents other than such information, statements and representations.

            5. The Underwriter, as agent of each Fund, is authorized, subject to the direction of each Fund, to accept Class B shares for redemption at prices determined as prescribed in the Prospectus of the Trust. Such price shall reflect the subtraction of the applicable contingent deferred sales charge, if any, computed in accordance with and in the manner set forth in the Trust's Prospectus. Each respective Fund shall reimburse the Underwriter monthly for its out-of-pocket expenses reasonably incurred on behalf of each Fund in carrying out the foregoing authorization. The Underwriter shall report all redemptions promptly to the respective Funds.

            6. Each Fund shall keep the Underwriter fully informed with regard to its affairs, shall furnish the Underwriter with a certified copy of all financial statements, and a signed copy of each report, prepared by independent public accountants and with such reasonable number of printed copies of each annual and other periodic report of each Fund as the Underwriter may request, and shall cooperate fully in the efforts of the Underwriter to sell and arrange for the sale of its Class B shares and in the performance by the Underwriter of all its duties under this Agreement.

            7. Each Fund will pay or cause to be paid expenses (including counsel fees and disbursements) of any registration of its Class B shares of beneficial interest under, but not limited to, Federal, state or other regulatory authority, fees of filing periodic reports with regulatory bodies and of preparing, setting in type and printing the Prospectus and any amendments thereto prepared for use in connection with the offering of Class B shares of each Fund, for fees and expenses incident to the issuance of Class B shares of beneficial interest, such as the cost of stock certificates (if offered), issuance taxes, fees of the transfer agent, including the cost of preparing and mailing notices to shareholders pertaining to transactions with respect to shareholders' accounts, dividend disbursing agent's costs, including the cost for preparing and mailing notices confirming shares acquired by shareholders pursuant to the reinvestment of dividends and distributions, and the mailing to shareholders of prospectuses, and notices and reports as may be required from time to time by regulatory bodies or for such other purposes, except for purposes of sales by the Underwriter as outlined in paragraph 8 hereof.

            8. The Underwriter shall pay all of its own costs and expenses (other than expenses and costs heretofore deemed payable by the Funds and other than expenses which one or more dealers may bear pursuant to any agreement with the Underwriter) incident to the sale and distribution of the shares issued or sold hereunder including
            (a) expenses of printing copies of the Prospectus to be used in connection with the sale of Class B shares of each Fund at printer's overrun costs; (b) expenses of printing and distributing or disseminating any other literature, advertising or selling aids in connection with the offering of Class B shares for sale (however, the expenses referred to in (a) and (b) do not include expenses incurred in connection with the preparation, printing and distribution of the Prospectus or any report or other communication to shareholders, to the extent that such expenses are necessarily incurred to effect compliance by each Fund with any Federal or state law or other regulatory bodies); and (c) expenses of advertising in connection with such offering; provided, however, that the Underwriter shall not be required to pay for any such expenses to the extent that they are paid pursuant to a Fund's distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

            9. Each Fund agrees to register, from time to time as necessary, additional Class B shares with the Securities & Exchange Commission, State and other regulatory bodies and to pay the related filing fees therefor and to file such amendments, reports and other documents as may be necessary in order that there may be no untrue statement of a material fact in the Registration Statement or Prospectus or that their may be no omission to state a material fact therein necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As used in this Agreement, the term " Registration Statement" shall mean the Registration Statement most recently filed by the Trust with the Securities & Exchange Commission and effective under the Securities Act of 1933, as amended, as such Registration Statement is amended from time to time, and the term "Prospectus" shall mean the most recent form of prospectus authorized by the Trust for use by the Underwriter and by dealers.

            10. This Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the class of outstanding voting securities of each respective Fund or by vote of a majority of the Trustees, acting separately on behalf of each Fund, who are not "interested persons" of the Funds and who have not direct or indirect financial interest in the operation of the Plan or in any agreements.

            11. This Agreement shall terminate automatically in the event of its assignment. The term "assignment" for this purpose shall have the meaning defined in Section 2(a) (4) of the Investment Company Act of 1940.

            12. This Agreement has been approved by the Trustees of the Trust on behalf of the Funds and shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue for successive annual periods, provided that such continuance is specifically approved annually by a majority of the Trustees who are not interested persons of the parties hereto as defined in the Investment Company Act of 1940 and either (a) by vote of the Trustees of the Trust or (b) by vote of a majority or the outstanding voting securities of each Fund, as defined in the Investment Company Act of 1940.

            13. The Declaration of Trust, establishing the Trust, dated August 18, 1993, a copy of which together with all amendments thereto (the "Declaration") is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as trustees, but not individually or personally; and no Trustee, shareholder officer, employee or agent of the Trust and/or the Funds may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with affairs of the Trust, but the Trust property only shall be liable.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized and to become effective as of this 8th day of November, 1993.


            Attest:                                NORTHSTAR TRUST

            By: ________________________           By: ________________________


            Attest:                                NORTHSTAR DISTRIBUTORS, INC.

            By: ________________________           By: ________________________


As Amended:  January 23, 1997

                           UNDERWRITING AGREEMENT FOR
                               CLASS C SHARES OF
                                NORTHSTAR TRUST

                        NORTHSTAR HIGH TOTAL RETURN FUND
                        NORTHSTAR INCOME AND GROWTH FUND
                         NORTHSTAR GROWTH + VALUE FUND
                      NORTHSTAR HIGH TOTAL RETURN FUND II
                       NORTHSTAR INTERNATIONAL VALUE FUND

            AGREEMENT made and entered into by and between NORTHSTAR HIGH TOTAL RETURN FUND, NORTHSTAR INCOME AND GROWTH FUND, NORTHSTAR GROWTH + VALUE FUND, NORTHSTAR HIGH TOTAL RETURN FUND II and NORTHSTAR INTERNATIONAL VALUE FUND (each a "Fund" and collectively the "Funds"), series of NORTHSTAR TRUST, a Massachusetts business trust (the "Trust"), and NORTHSTAR DISTRIBUTORS, INC., a Minnesota corporation (the "Underwriter").

            1. Each Fund hereby appoints the Underwriter as its exclusive agent to promote the sale and to arrange for the sale of Class C shares of beneficial interest of each Fund, including both unissued shares and treasury shares, through broker-dealers of otherwise, in all parts of the United States and elsewhere throughout the world. Each Fund agrees to sell and deliver its Class C shares, upon the terms hereinafter set forth, as long as it has unissued and/or treasury Class C shares available for sale.

            (a) Each Fund hereby authorizes the Underwriter, subject to law and the Declaration of Trust, to accept, for the respective account of each Fund, orders for the purchase of its Class C shares, satisfactory to the Underwriter, as of the time of receipt of such orders by the dealer-- or as otherwise described in the Prospectus of the Trust.

            (b) The public offering price of Class C shares shall be the net asset value per share (as determined by each Fund) of the outstanding Class C shares of each Fund. The net asset value shall be regularly determined on every business day as of the time of the regular closing of the New York Stock Exchange and the public offering price shall become effective as set forth from time to time in the Prospectus; such net asset value shall also be regularly determined, and the public offering price shall become effective, as of such other times for the regular determination of net asset value as may be required or permitted by rules of the National Association of Securities Dealers, Inc. or of the Securities and Exchange Commission. Each Fund shall furnish daily to the Underwriter, with all possible promptness, a detailed computation of net asset value of its Class C shares.

            (c) As compensation for providing services under this Agreement, (i) the Underwriter shall receive from each Fund distribution and service fees under the terms and conditions set forth in the Class C Distribution Plan for each Fund adopted under Rule 12b-1 under the

            Investment Company Act of 1940, as amended, as that Plan may be amended from time to time and subject to any further limitations on such fees as the Trustees may impose, and (ii) the Underwriter shall receive from each Fund all contingent deferred sales charges applied on redemption of Class C shares of such Fund. Whether and to what extent a contingent deferred sales charge will be imposed with respect to a redemption shall be determined in accordance with, and in a manner set forth in, the Trust's Prospectus.

            (d) The Underwriter may reallow any or all of the distribution and services fees and contingent deferred sales charges which it is paid under the Agreement to such dealers as the Underwriter may from time to time determine.

            (e) The Underwriter may fix quantity discounts and other similar variances or waivers of the contingent deferred sales charge not inconsistent with the provisions of the Investment Company Act of 1940; provided however, that the Underwriter shall not impose any commission, permit any quantity discount, or impose any other similar waiver or variance in connection with the sale of Class C shares except as disclosed in the Prospectus of the Trust.

            2. The Underwriter agrees to devote reasonable time and effort to enlist investment dealers to sell Class C shares of each Fund and otherwise promote the sale and distribution and act as Underwriter for the sale and distribution of the Class B shares of each Fund as such arrangements may profitably be made; but so long as its does so, nothing herein contained shall prevent the Underwriter from entering into similar arrangements with other funds and to engage in other activities. Each Fund reserves the right to issue Class C shares in connection with any merger or consolidation of a Fund with any other investment company or any personal holding company or in connection with offers of exchange exempted from Section 22(d) of the Investment Company Act 1940.

            3. To the extent a Fund shall offer (as set forth in the Trust's Prospectus) to provide physical certificates evidencing ownership of Class C shares, upon receipt by a Fund at its principal place of business of a written order from the Underwriter, together with delivery instructions, the Fund shall, as promptly as practicable, cause certificates for the Class C shares called for in such order to be delivered or credited in such amounts and in such names as shall be specified by the Underwriter, against payment therefor in such manner as may be acceptable to the Fund.

            4. All sales literature and advertisements used by the Underwriter in connection with sales of the Class C shares of each Fund shall be subject to the approval of the respective Fund to which such literature relates. Each Fund authorizes the Underwriter in connection with the sale or arranging for the sale of its Class C shares to give only such information and to make only such statements or representations as are contained in the Prospectus or in sales literature or advertisements approved by each respective Fund or in such financial statements and reports as are furnished to the Underwriter pursuant to paragraph 6 below. The Funds shall not be responsible in any way for any information, statements or representations given or made by the Underwriter or its representatives or agents other than such information, statements and representations.

            5. The Underwriter, as agent of each Fund, is authorized, subject to the direction of each Fund, to accept Class C shares for redemption at prices determined as prescribed in the Prospectus of the Trust. Such price shall reflect the subtraction of the applicable contingent deferred sales charge, if any, computed in accordance with and in the manner set forth in the Trust's Prospectus. Each respective Fund shall reimburse the Underwriter monthly for its out-of-pocket expenses reasonably incurred on behalf of each Fund in carrying out the foregoing authorization. The Underwriter shall report all redemptions promptly to the respective Funds.

            6. Each Fund shall keep the Underwriter fully informed with regard to its affairs, shall furnish the Underwriter with a certified copy of all financial statements, and a signed copy of each report, prepared by independent public accountants and with such reasonable number of printed copies of each annual and other periodic report of each Fund as the Underwriter may request, and shall cooperate fully in the efforts of the Underwriter to sell and arrange for the sale of its Class C shares and in the performance by the Underwriter of all its duties under this Agreement.

            7. Each Fund will pay or cause to be paid expenses (including counsel fees and disbursements) of any registration of its Class C shares of beneficial interest under, but not limited to, Federal, state or other regulatory authority, fees of filing periodic reports with regulatory bodies and of preparing, setting in type and printing the Prospectus and any amendments thereto prepared for use in connection with the offering of Class C shares of each Fund, for fees and expenses incident to the issuance of Class C shares of beneficial interest, such as the cost of stock certificates (if offered), issuance taxes, fees of the transfer agent, including the cost of preparing and mailing notices to shareholders pertaining to transactions with respect to shareholders' accounts, dividend disbursing agent's costs, including the cost for preparing and mailing notices confirming shares acquired by shareholders pursuant to the reinvestment of dividends and distributions, and the mailing to shareholders of prospectuses, and notices and reports as may be required from time to time by regulatory bodies or for such other purposes, except for purposes of sales by the Underwriter as outlined in paragraph 8 hereof.

            8. The Underwriter shall pay all of its own costs and expenses (other than expenses and costs heretofore deemed payable by the Funds and other than expenses which one or more dealers may bear pursuant to any agreement with the Underwriter) incident to the sale and distribution of the shares issued or sold hereunder including
            (a) expenses of printing copies of the Prospectus to be used in connection with the sale of Class C shares of each Fund at printer's overrun costs; (b) expenses of printing and distributing or disseminating any other literature, advertising or selling aids in connection with the offering of Class C shares for sale (however, the expenses referred to in (a) and (b) do not include expenses incurred in connection with the preparation, printing and distribution of the Prospectus or any report or other communication to shareholders, to the extent that such expenses are necessarily incurred to effect compliance by each Fund with any Federal or state law or other regulatory bodies); and (c) expenses of advertising in connection with such offering; provided, however, that the Underwriter shall not be required to pay for any such expenses to the extent that they are paid pursuant to a Fund's distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

            9. Each Fund agrees to register, from time to time as necessary, additional Class C shares with the Securities & Exchange Commission, State and other regulatory bodies and to pay the related filing fees therefor and to file such amendments, reports and other documents as may be necessary in order that there may be no untrue statement of a material fact in the Registration Statement or Prospectus or that their may be no omission to state a material fact therein necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As used in this Agreement, the term " Registration Statement" shall mean the Registration Statement most recently filed by the Trust with the Securities & Exchange Commission and effective under the Securities Act of 1933, as amended, as such Registration Statement is amended from time to time, and the term "Prospectus" shall mean the most recent form of prospectus authorized by the Trust for use by the Underwriter and by dealers.

            10. This Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Underwriter, by vote of a majority of the class of outstanding voting securities of each respective Fund or by vote of a majority of the Trustees, acting separately on behalf of each Fund, who are not "interested persons" of the Funds and who have not direct or indirect financial interest in the operation of the Plan or in any agreements.

            11. This Agreement shall terminate automatically in the event of its assignment. The term "assignment" for this purpose shall have the meaning defined in Section 2(a) (4) of the Investment Company Act of 1940.

            12. This Agreement has been approved by the Trustees of the Trust on behalf of the Funds and shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue for successive annual periods, provided that such continuance is specifically approved annually by a majority of the Trustees who are not interested persons of the parties hereto as defined in the Investment Company Act of 1940 and either (a) by vote of the Trustees of the Trust or (b) by vote of a majority or the outstanding voting securities of each Fund, as defined in the Investment Company Act of 1940.

            13. The Declaration of Trust, establishing the Trust, dated August 18, 1993, a copy of which together with all amendments thereto (the "Declaration") is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as trustees, but not individually or personally; and no Trustee, shareholder officer, employee or agent of the Trust and/or the Funds may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with affairs of the Trust, but the Trust property only shall be liable.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized and to become effective as of this 31st day of March, 1994.


            Attest:                                NORTHSTAR TRUST

            By: ________________________           By: ________________________


            Attest:                                NORTHSTAR DISTRIBUTORS, INC.

            By: ________________________           By: _________________________


As Amended:  January 23, 1997